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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

ABERDENE MINES LIMITED
(Exact name of Registrant as specified in its charter)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 West Geogia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
(Address of principal executive offices) (Zip code)

(604) 605-0885
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Aberdene Mines Limited announced today that it has entered into negotiations to acquire certain mineral properties in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABERDENE MINES LIMITED (Registrant)

Date: January 15, 2004	/s/ Hugh Grenfal
Hugh Grenfal, President, Treasurer, Principal Accounting Officer and a member of the Board Of Directors